Business overview	12 Months Ended
Dec. 31, 2019
Business overview
Business overview

Business overview

Zealand (the “Company”, the “Group”, “Zealand” and “we”) was founded in 1998 and is a biotechnology company focused on the discovery and development of innovative peptide-based medicines. More than 10 drug candidates invented by Zealand have advanced into clinical development, of which two have reached the market. Zealand’s current pipeline of internal product candidates focus on specialty gastrointestinal and metabolic diseases. Zealand’s portfolio also includes two clinical license collaborations with Boehringer Ingelheim and one discover and develop collaboration with Alexion Pharmaceuticals.

In September 2018 we entered into an agreement with Royalty Pharma to transfer all the royalties that we were due to earn from our 2003 agreement with Sanofi in exchange for an upfront one-time payment of USD 205 million. Excluded from this agreement was a potential milestone payment from Sanofi of up to USD 15 million. Please refer to note 7.

We have four fully owned programs in late clinical development:

1	Glepaglutide, a long-acting GLP-2 analog in development for the treatment of short bowel syndrome (SBS).

The pivotal Phase 3 trial in 129 patients has continued in 2019 with expected full enrolment in 2020. On track for 2021 results and new drug application.

Dasiglucagon, a Zealand-invented proprietary glucagon analog currently in development for three different indications:

2	Dasiglucagon HypoPal® Rescue Pen for severe hypoglycemia

Ready-to-use dasiglucagon may offer diabetes patients and their families a fast treatment solution for severe hypoglycemia that is easier to use than currently marketed glucagon kits. The pivotal Phase 3 clinical program with dasiglucagon for the treatment of severe hypoglycemia was completed and New Drug Application submission is planned for first part of 2020.

3	Dasiglucagon in Dual-hormone pump therapy for diabetes treatment

Zealand has already reported positive results from two Phase 2a trials in 2017. In 2019 Phase 2 trial was completed and Phase 3 is planned for late 2020.

4	Dasiglucagon for Congenital hyperinsulinism

Congenital hyperinsulinism, or CHI, is an ultra-rare but devastating disease caused by inappropriately elevated insulin secretion irrespective of glucose levels. This leads to frequent and often severe hypoglycemia and long-term irreversible damage to health. In January 2018, the FDA issued a safe-to-proceed letter. Two pivotal Phase 3 trials were initiated in 2019.

In addition to the late stage clinical programs we also have a pipeline of pre-clinical programs with the potential to enter into the clinic in 2020 and the years to come.

Other significant events during 2019 are the agreement with Alexion Pharmaceuticals to collaborate on developing a complement C3 Inhibitor and the acquisition of Encycle Therapeutics securing pre-clinical 47 integrin inhibitor and access to screening library of approximately 5,000 peptide-like macrocycles. Both being part of the pre-clinical expansion of the pipeline.

Company summary	Domicile	Ownership	Voting rights
Zealand Pharma A/S subsidiaries
ZP Holding SPV K/S	Denmark	100%	100%
ZP General Partner 1 ApS	Denmark	100%	100%
Zealand Pharma US Inc.	United States	100%	100%
Encycle Therapeutics Inc.	Canada	100%	100%
ZP SPV 3 K/S	Denmark	100%	100%
ZP General Partner 3 ApS	Denmark	100%	100%
ZP Holding SPV K/S subsidiaries
ZP SPV 1 K/S	Denmark	100%	100%
ZP General Partner 2 ApS	Denmark	100%	100%